UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215)

Exact name of registrant as specified in charter: Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Money Market Fund

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax Exempt
Money Market Fund

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	14
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	23
Financial statements	24

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

PutnamTax Exempt Money Market Fund: Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low.

Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

Putnam Tax Exempt Money Market Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income, Putnam Tax Exempt Money Market Fund can be an attractive choice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 3%, then its tax-equivalent yield is 4.6%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Performance snapshot

Putnam Tax Exempt

Money Market Fund

Average annual total return (%) comparison as of 3/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. To obtain the most recent month-end performance, visit www.putnam.com.

The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Joanne, thanks for spending time with us today to discuss PutnamTax Exempt Money Market Fund. During the reporting period, the financial markets experienced some of the greatest volatility in recent memory. How did the fund perform in this environment?

The fund increased 1.27% during the first half of its fiscal year, which ended March 31, 2008 — outpacing the average return of its Lipper category for the period. By maintaining our rigorous standards and selecting only the highest-quality tax-free money market investments, we were able to minimize the impact of market volatility by avoiding the securities that suffered in the wake of credit concerns, recessionary fears, and the collapse of investor confidence. We were also pleased with this result given the sharp decline in short-term interest rates, which complicated our search for attractive income. During the reporting period, the Fed reduced its benchmark

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 17.

federal funds rate from 4.75% to 2.25% to help stabilize U.S. capital markets and promote economic growth.

What steps did you take to preserve the fund’s $1.00 net asset value and insulate the portfolio from volatility?

As deterioration in the subprime mortgage and structured credit markets persisted late into the summer of 2007, our credit analysis suggested that further weakness in the residential sector would materialize over the coming months. At that time, we decided that it would be prudent to reduce positions across most of our financial guaranty insurance holdings, given their underlying exposure to deteriorating asset classes. Consequently, we liquidated our positions in several bond insurers, including Ambac, MBIA, FGIC, and XLCA. This decision was timely, made well in advance of downgrades by the rating agencies and ensuing volatility later in the reporting period. We retained our position in FSA, however, given its higher-quality insured portfolio and the stronger financial stability of its parent company versus its peers. FSA has retained its Aaa/AAA ratings profile and should be a beneficiary of its peers’ weakness going forward.

As a result of this action, we restructured your portfolio’s exposure to variable-rate demand notes (VRDNs), with credit enhancement by the bond insurers. Our current posture favors securities supported by other liquidity options, such as letters of credit (LOC)

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.

or standby bond purchase agreements (SBPA) from a major bank. The majority of these instruments have a one- or seven-day put at par (an option to sell) to the provider of the LOC built into the structure of the security. Should the remarketing agent or broker be unable to purchase the security, the holder may have the issuer’s trustee effect a draw upon the provider of the LOC. JPMorgan Chase & Co., Bank of America, and Barclays Bank PLC are examples of domestic and foreign institutions that provide letters of credit to issuers within your portfolio.

When assessing these financial institutions, we look for sizable franchises with diverse revenue sources, which can help them weather economic slowdowns. While not immune to the current market challenges, these institutions are bene-fiting from their larger market share, reliable funding, and access to capital. As we have seen in the United States with the Fed, central banks around the globe, including the European Central Bank, are providing liquidity support to their domestic banking systems. We expect these central banks to continue taking steps to ease the market stress. Ultimately, we believe the strong banks that we invest in will benefit from their superior franchises as a result.

Given the sharp drop in short-term rates during the reporting period, what strategies did you pursue?

Performance comparisons
As of 3/31/08

	Current yield*	After-tax yield

Regular savings account	0.20%	0.13%

Average tax-free money market fund compound 7-day yield	1.85	1.85

3-month certificate of deposit	2.79	1.81

Putnam Tax Exempt Money Market Fund 7-day yield
(with expense limitation)	1.81	1.81

Putnam Tax Exempt Money Market Fund 7-day yield
(without expense limitation)	1.65	1.65

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return, and the interest and principal on CDs is generally insured by the FDIC up to $100,000. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet (average tax-free money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

Typically, in a declining interest-rate environment, our strategy would be to extend the weighted average days to maturity (WAM) to lock in the highest level of income for as long as possible by purchasing fixed-rate paper with longer maturity horizons of 6 to 12 months. However, given the extreme volatility that characterized the markets throughout the reporting period, we kept the portfolio’s WAM shorter than usual. As a result, we look for value among the shorter end of our investment universe, particularly VRDNs.

Can you describe some of the holdings that favorably influenced performance?

In addition to the VRDNs mentioned above, we found several attractive investments in the tax-exempt commercial paper market, including Harvard University and Duke University. These universities enjoy a level of market demand and pricing power rivaled by few institutions of higher education. Their extensive endowments provide an abundant financial cushion for debt service on their commercial paper.

During the period, we also benefited from tax and revenue anticipation notes (TRANs) issued by the state of Texas. A TRAN is a short-term security issued by state or local governments in anticipation of future tax collections and revenue.

What is your outlook for the remainder of the fiscal year?

As of this interview, many market observers agree that the U.S. economy is contracting — beset by a depressed housing market, rising energy prices, and lack of liquidity in credit markets. Revived recessionary fears have prompted bond markets to anticipate more Fed easing, which will likely contribute to a steeper yield curve, as continued Fed cuts can reduce short-term rates and inflationary pressures could lift long-term rates.

In addition to lowering borrowing costs by reducing the federal funds rate, the Fed has many other tools at its disposal to infuse money into the banking system and ease the liquidity crisis. The Fed’s announcement of a $200 billion lending program for investment banks and a $100 billion credit line for banks and thrift institutions, as well as its decision to accept potentially risky mortgage-backed securities as collateral, are examples of innovative ways that the central bank is responding to the turmoil in the credit markets.

Since we do not expect a speedy reversal of the downturn, we are maintaining a conservative risk position in the fund. However, now that the correction has made prices more attractive on a security-by-security basis, our challenge will be to pinpoint investments that have been unjustifiably hurt by risk aversion versus those that have been affected by negative credit fundamentals. As this sorting-out process takes place, we think the fund is in a good position to take advantage of value opportunities created by the correction.

Joanne, thank you for your time and insights.

I N  T H E  N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006, and became a global financial crisis by 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced purchase of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative Lipper results

For periods ended 3/31/08

	Putnam Tax	Lipper Tax-Exempt
	Exempt Money	Money Market Funds
	Market Fund	category average*

Annual average
(life of fund, since 10/26/87)	2.90%	2.93%

10 years	23.41	23.16
Annual average	2.13	2.10

5 years	9.77	9.31
Annual average	1.88	1.80

3 years	8.37	7.98
Annual average	2.72	2.59

1 year	2.91	2.80

6 months	1.27	1.24

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	1.81

Taxable equivalent [2]	2.78

Current 7-day yield [1]
(without expense limitation)	1.65

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, this fund limited expenses, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 114, 112, 97, 88, 69, and 33 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2008 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

Fund distribution information
For the six-month period ended 3/31/08

Distributions

Number	6

Income	$0.012657

Total	$0.012657

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses
For the fiscal year ended 9/30/07

Class A

Net expenses*	0.59%

Total annual fund operating expenses	0.74

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*	$ 2.87

Ending value (after expenses)	$1,012.70

* Expenses are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*	$ 2.88

Ending value (after expenses)	$1,022.15

* Expenses are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

Class A

Your fund’s annualized expense ratio	0.57%

Average annualized expense ratio for Lipper peer group*	0.55%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader, and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three-, and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	35th	35th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 113, 102, and 92 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Tax-Exempt Money Market Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 39%, 36%, and 45%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 44th out of 112, 32nd out of 88, and 31st out of 69 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

Key to abbreviations

BAN Bond Anticipation Notes	TAN Tax Anticipation Notes

FSA Financial Security Assurance	TRAN Tax Revenue Anticipation Notes

LOC Letter of Credit	VRDN Variable Rate Demand Notes

RAN Revenue Anticipation Notes

MUNICIPAL BONDS AND NOTES (99.2%)*

	Rating**	Principal amount	Value

Alabama (1.5%)
Mobile, Indl. Dev. Board Dock & Wharf
VRDN (Holnam, Inc.), Ser. B, 1.78s, 6/1/32
(Wachovia Bank, N.A. (LOC))	VMIG1	$1,100,000	$1,100,000

California (1.4%)
CA State RAN, 4s, 6/30/08	MIG1	1,000,000	1,001,528

Colorado (2.7%)
CO Hsg. Fin. Auth. VRDN (Single Family Mtge.),
Ser. C-2, Class I, 1.85s, 11/1/34	VMIG1	2,000,000	2,000,000

Florida (5.4%)
Highlands Cnty., Hlth. Fac. Auth. VRDN
(Adventist Hlth.), Ser. A, 1.6s, 11/15/32
(Suntrust Bank (LOC))	VMIG1	400,000	400,000
Indian River Cnty., VRDN (St. Edwards School),
1.73s, 7/1/27 (Wachovia Bank, N.A. (LOC))	A–1+	645,000	645,000
Palm Beach Cnty., School Dist. TAN,
4s, 9/24/08	MIG1	1,000,000	1,002,662
Seminole Cnty., Indl. Dev. Auth. Hlth. Care Fac.
VRDN (Hospice of the Comforter), 2 1/4s,
12/1/25 (Fifth Third Bank (LOC))	A–1+	1,900,000	1,900,000
			3,947,662

Georgia (5.5%)
Fayette Cnty., Dev. Auth. Edl. Fac. VRDN
(Catholic Ed. North GA, Inc.), 1 3/4s, 4/1/28
(Wachovia Bank, N.A. (LOC))	A–1+	700,000	700,000
Fulton Cnty., Dev. Auth. Edl. Fac. VRDN
(Catholic Ed. North GA, Inc.), 1.73s, 4/1/28
(Wachovia Bank, N.A. (LOC))	A–1+	705,000	705,000
Fulton Cnty., Res. Care Fac. VRDN (First
Mtge. — Lenbrook), Ser. C, 1.8s, 7/1/17
(Bank of Scotland (LOC))	A–1+	1,140,000	1,140,000
Metro. of Atlanta, Rapid Transit Auth.
Commercial Paper Ser. D, 2.95s, 5/8/08	A–1+	1,500,000	1,500,000
			4,045,000

MUNICIPAL BONDS AND NOTES (99.2%)* continued

	Rating**	Principal amount	Value

Illinois (9.7%)
Channahon, VRDN (Morris Hosp.), Ser. B,
1.76s, 12/1/32 (U.S. Bank, N.A. (LOC))	A–1+	$1,000,000	$1,000,000
IL Dev. Fin. Auth. VRDN (North Shore
Country Day), 1.91s, 7/1/33 (Northern
Trust Co. (LOC))	VMIG1	1,000,000	1,000,000
IL Fin. Auth. VRDN
(Lawrence Hall Youth Svcs.), 2 1/4s, 11/1/41
(Fifth Third Bank (LOC))	VMIG1	1,500,000	1,500,000
(Saint Xavier U.), 1.95s, 10/1/40 (LaSalle
Bank, N.A. (LOC))	A–1+	1,920,000	1,920,000
IL State VRDN, Ser. B, 1.88s, 10/1/33	VMIG1	1,700,000	1,700,000
			7,120,000

Indiana (8.1%)
IN Hlth. Fac. Fin. Auth. VRDN
(Clark Memorial Hosp.), Ser. A, 1.95s,
4/1/24 (Bank One, N.A. (LOC))	VMIG1	800,000	800,000
(Fayette Memorial Hosp. Assn.), Ser. A,
0.98s, 10/1/32 (U.S. Bank, N.A. (LOC))	A–1+	1,340,000	1,340,000
IN Muni. Pwr. Agcy. Supply Syst. VRDN, Ser. A,
1.78s, 1/1/18 (Dexia Credit Local (LOC))	VMIG1	1,650,000	1,650,000
IN State Dev. Fin. Auth. Ed. Fac. VRDN
(IN Museum of Art), 2.3s, 2/1/39 (Bank One,
N.A. (LOC))	VMIG1	1,000,000	1,000,000
Purdue U. VRDN (Student Fee), Ser.S,
1.78s, 7/1/26	VMIG1	1,100,000	1,100,000
			5,890,000

Kansas (1.9%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN
(Deaconess Long Term Care), Ser. C, 1.8s,
5/15/30 (JPMorgan Chase Bank (LOC))	VMIG1	1,400,000	1,400,000

Kentucky (1.9%)
Boyle Cnty., Hosp. VRDN (Ephraim McDowell
Hlth.), 1.87s, 4/1/36 (Fifth Third Bank (LOC))	VMIG1	1,400,000	1,400,000

Massachusetts (4.8%)
Cmnwlth. of MA G.O. Commercial Paper
Ser.F, 2.98s, 4/8/08	A–1+	500,000	500,000
MA Hlth. & Ed. Fac. Auth. Commercial Paper
(Harvard U.), Ser. EE, 0.7s, 4/1/08	A–1+	1,500,000	1,500,000
MA Wtr. Res. Auth. Commercial Paper Ser. 99,
1.85s, 5/1/08	A–1+	1,500,000	1,500,000
			3,500,000

Michigan (1.4%)
MI State Hosp. Fin. Auth. VRDN (Hlth. Care
Equip. Loan), Ser. C-9, 1.95s, 12/1/32 (Fifth
Third Bank (LOC))	A–1+	1,000,000	1,000,000

MUNICIPAL BONDS AND NOTES (99.2%)* continued

	Rating**	Principal amount	Value

Minnesota (4.9%)
Minnanoka & Ramsey Cntys., North Suburban
Hosp. Dist. VRDN (Hlth. Ctr.), 2s, 8/1/14
(Wells Fargo Bank, N.A. (LOC))	A–1+	$1,900,000	$1,900,000
New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.),
2s, 8/1/14 (Wells Fargo Bank N.A. (LOC))	A–1+	300,000	300,000
U. of MN VRDN, Ser. C, 1.78s, 12/1/36	VMIG1	1,365,000	1,365,000
			3,565,000

Missouri (3.2%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Deaconess Long-term Care), Ser. B, 1.8s,
5/15/30 (JPMorgan Chase Bank (LOC))	VMIG1	1,500,000	1,500,000
(SSM Hlth. Care), Ser. C-4, FSA,
1 3/4s, 6/1/33	A–1+	300,000	300,000
(Washington U. (The)), Ser. C, 0.95s, 9/1/30	VMIG1	500,000	500,000
			2,300,000

Nevada (1.4%)
Clark Cnty., Commercial Paper 2.15s, 8/4/08	A–1+	1,000,000	1,000,000

New Hampshire (2.1%)
NH State Bus. Fin. Auth. VRDN (Foundation
For Seacoast Hlth.), Ser. A, 1 3/4s, 6/1/28
(Bank of America, N.A. (LOC))	A–1+	1,500,000	1,500,000

New Mexico (1.1%)
Farmington, Poll. Control VRDN (AZ Pub.
Service Co.), Ser. B, 0.95s, 9/1/24 (Barclays
Bank PLC (LOC))	P–1	800,000	800,000

New York (3.9%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 1.76s,
1/1/35 (HSBC Bank USA, N.A. (LOC))	A–1+	200,000	200,000
(Cherry Ridge Assisted Living), 1.76s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	200,000	200,000
NY City, Indl. Dev. Agcy. Civic Fac. VRDN
(CASA), 1.95s, 3/1/20 (Chase Manhattan
Bank (LOC))	A–1+	1,155,000	1,155,000
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B-1, 5s, 6/1/08	AA–	1,310,000	1,312,784
			2,867,784

North Carolina (4.5%)
NC Cap. Fac. Commercial Paper (Duke U.),
Ser. A1, 2 1/4s, 5/1/08	A–1+	2,000,000	2,000,000
Rowan Cnty, Indl. Fac. & Poll. Control Fin. Auth.
VRDN (Rowan Cnty. YMCA), 1 3/4s, 3/1/22
(Wachovia Bank, N.A. (LOC))	VMIG1	1,285,000	1,285,000
			3,285,000

MUNICIPAL BONDS AND NOTES (99.2%)* continued

	Rating**	Principal amount	Value

Ohio (0.9%)
OH State Air Quality Dev. Auth. VRDN (Poll.
Control- First Energy), Ser. B, 1.8s, 1/1/34
(Barclays Bank PLC (LOC))	VMIG1	$650,000	$650,000

Pennsylvania (10.2%)
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Children’s Hosp. of Pittsburgh), Ser. A
1.9s, 6/1/35 (Citizens Bank of PA (LOC))	VMIG1	150,000	150,000
1.87s, 6/1/09 (PNC Bank, N.A. (LOC))	VMIG1	600,000	600,000
Beaver Cnty., Indl. Dev. Auth. Poll. Control
VRDN (First Energy), Ser. A, 1.7s, 1/1/35
(Barclays Bank PLC (LOC))	VMIG1	1,500,000	1,500,000
Cumberland Cnty., Muni. Auth. VRDN
(Messiah Village), 1.73s, 7/1/27 (Citizens Bank
of PA (LOC))	VMIG1	830,000	830,000
Daniel Boone, Area School Dist. VRDN, FSA,
1.73s, 8/1/29	A–1+	790,000	790,000
Montgomery Cnty., Indl. Dev. Auth.
Commercial Paper (Exelon), Ser. 94-A,
1.85s, 5/1/08	A–1+	2,000,000	2,000,000
Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. VRDN, Ser. A, FSA, 1.88s, 11/1/38	VMIG1	1,000,000	1,000,000
Wilkinsburg, Muni. Auth. VRDN
(Monroeville Christian), 1.9s, 3/1/27
(Citizens Bank, N.A. (LOC))	VMIG1	605,000	605,000
			7,475,000

Tennessee (0.8%)
Metro. Govt. Nashville & Davidson Cnty.,
Hlth. & Edl. Fac. Board VRDN (Ensworth
School), 1.87s, 12/1/27 (Suntrust Bank (LOC))	VMIG1	580,000	580,000

Texas (4.1%)
Denton, Indpt. School Dist. VRDN, Ser. 05-A,
1.88s, 8/1/35	A–1+	2,000,000	2,000,000
TX State TRAN, 4 1/2s, 8/28/08	MIG1	1,000,000	1,003,205
			3,003,205

Utah (0.4%)
UT Trans. Auth. Sales Tax VRDN, Ser. A, 0.95s,
6/15/36 (Fortis Bank SA/NV (LOC))	VMIG1	300,000	300,000

Virginia (2.4%)
Clarke Cnty., Indl. Dev. Auth. Hosp. Facs.
VRDN (Winchester Med. Ctr., Inc.), FSA,
1 3/4s, 1/1/30	VMIG1	1,300,000	1,300,000
Roanoke, Indl. Dev. Auth. Hosp. VRDN
(Carilion Hlth. Syst.), Ser. C-2, FSA,
0.95s, 7/1/27	VMIG1	460,000	460,000
			1,760,000

MUNICIPAL BONDS AND NOTES (99.2%)* continued

	Rating**	Principal amount	Value

Washington (7.7%)
Energy Northwest Elec. VRDN (No. 3),
Ser. D-3-1, FSA, 1 3/4s, 7/1/18	VMIG1	$775,000	$775,000
WA State Higher Ed. Fac. Auth. VRDN
(U. of Puget Sound), Ser. A, 5s, 10/1/30
(Bank of America, N.A. (LOC))	VMIG1	1,250,000	1,263,919
WA State Hlth. Care Fac. Auth. VRDN
(Multicare Hlth. Syst.), Ser. D, FSA,
0.98s, 8/15/41	VMIG1	300,000	300,000
WA State Hlth. Care Fac. Auth. Lease VRDN
(National Hlth. Care Research & Ed.), 2.4s,
1/1/32 (BNP Paribas (LOC))	VMIG1	1,700,000	1,700,000
WA State Hsg. Fin. Comm. VRDN
(Northwest School), 1.9s, 6/1/32 (Bank of
America, N.A. (LOC))	VMIG1	1,600,000	1,600,000
			5,638,919

Wisconsin (4.7%)
Madison, Metro. School Dist. TRAN,
4s, 9/5/08	MIG1	1,000,000	1,001,919
WI State Hlth. & Edl. Fac. Auth. VRDN
(Wheaton Franciscan Svcs.), Ser. B, 1.78s,
8/15/33 (U.S. Bank, N.A. (LOC))	VMIG1	1,700,000	1,700,000
WI State Hsg. & Econ. Dev. Auth. VRDN,
Ser. E, FSA, 1.8s, 5/1/43	VMIG1	750,000	750,000
			3,451,919

Wyoming (2.6%)
Gillette, Poll. Control VRDN, 1.88s, 1/1/18
(Barclays Bank PLC (LOC))	P–1	1,900,000	1,900,000

TOTAL INVESTMENTS

Total investments (cost $72,481,017)			$72,481,017

* Percentages indicated are based on net assets of $73,080,522.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2008 (as a percentage of net assets):

Financial	25.4%
Health care	17.6
Education	14.7

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$72,481,017

Cash	280,742

Interest and other receivables	323,415

Receivable for shares of the fund sold	423,292

Receivable from Manager (Note 2)	127

Total assets	73,508,593

LIABILITIES

Payable for shares of the fund repurchased	281,500

Payable for compensation of Manager (Note 2)	35,490

Payable for investor servicing fees (Note 2)	5,472

Payable for Trustee compensation and expenses (Note 2)	55,696

Payable for administrative services (Note 2)	1,259

Payable for auditing fees	27,480

Other accrued expenses	21,174

Total liabilities	428,071

Net assets	$73,080,522

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$73,036,878

Undistributed net investment income (Note 1)	45,046

Accumulated net realized loss on investments (Note 1)	(1,402)

Total — Representing net assets applicable to capital shares outstanding	$73,080,522

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($73,080,522 divided by 73,036,878 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INTEREST INCOME	$1,142,029

EXPENSES

Compensation of Manager (Note 2)	167,803

Investor servicing fees (Note 2)	37,786

Custodian fees (Note 2)	4,475

Trustee compensation and expenses (Note 2)	13,934

Administrative services (Note 2)	11,455

Auditing	27,810

Other	40,619

Non-recurring costs (Notes 2 and 5)	127

Costs assumed by Manager (Notes 2 and 5)	(127)

Fees waived and reimbursed by Manager (Note 2)	(90,366)

Total expenses	213,516

Expense reduction (Note 2)	(10,959)

Net expenses	202,557

Net investment income	939,472

Net increase in net assets resulting from operations	$ 939,472

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 939,472	$ 3,009,670

Net increase in net assets resulting from operations	939,472	3,009,670

Distributions to shareholders (Note 1):

From tax-exempt net investment income	(947,246)	(2,965,344)

Decrease from capital share transactions (Note 4)	(1,507,928)	(50,504,584)

Total decrease in net assets	(1,515,702)	(50,460,258)

NET ASSETS

Beginning of period	74,596,224	125,056,482

End of period (including undistributed net investment
income of $45,046 and $52,820, respectively)	$73,080,522	$ 74,596,224

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended			Year ended
	3/31/08**	9/30/07	9/30/06	9/30/05	9/30/04	9/30/03

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:
Net investment income	.0100(c)	.0319(c)	.0270(c,d,e)	.0153(c,d)	.0044(c)	.0065(c)

Net realized gain
on investments	—	—	—	—	—	—(f)

Total from
investment operations	.0100	.0319	.0270	.0153	.0044	.0065

Less distributions:
From net investment income	(.0127)	(.0312)	(.0270)	(.0153)	(.0044)	(.0065)

Total distributions	(.0127)	(.0312)	(.0270)	(.0153)	(.0044)	(.0065)

Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%)(a)	1.27*	3.17	2.74	1.54	.44	.65

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$73,081	$74,596	$125,056	$114,429	$124,293	$148,603

Ratio of expenses to
average net assets (%)(b)	.29(c)*	.59(c)	.54(c,d,e)	.55(c,d)	.60(c)	.64(c)

Ratio of net investment income
to average net assets (%)	1.26(c)*	3.16(c)	2.71(c,d,e)	1.51(c,d)	.47(c)	.62(c)

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

March 31, 2008	0.12%
September 30, 2007	0.15
September 30, 2006	0.11
September 30, 2005	0.12
September 30, 2004	0.20
September 30, 2003	0.15

Financial highlights (Continued)

(d) Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage
of average
net assets

September 30, 2006	0.02%

September 30, 2005	0.02

(e) Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

(f) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2007, the fund had a capital loss carryover of $1,402 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.60% of the fund’s average net assets.

For the period ended March 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $90,366 of its management fee from the fund.

For the period ended March 31, 2008, Putnam Management has assumed $127 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $39,071 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $10,959 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $274, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $86,774,090 and $86,425,000, respectively.

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

Six months ended		Year ended
CLASS A	3/31/08	9/30/07

Shares sold	26,133,805	68,339,214

Shares issued
in connection
with reinvestment
of distributions	914,498	2,828,348

	27,048,303	71,167,562

Shares
repurchased	(28,556,231)	(121,672,146)

Net decrease	(1,507,928)	(50,504,584)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA057 250646 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008